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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 11, 2004


                                 NS GROUP, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


            Kentucky                     1-9838                  61-0985936
            --------                     ------                  ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                 ----------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (859) 292-6809


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  2.02  Results of Operations and Financial Condition.

         On October 11, 2004, NS Group, Inc. issued a news release concerning its financial results for the quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1.

         Also, on October 11, 2004, NS Group, Inc. announced that the Company will host a conference call and simultaneous web cast to review results of the quarter ending September 30, 2004 on Monday, October 25, 2004 at 11:00 a.m. eastern time. The press release is attached hereto as
         Exhibit 99.2.

         The information in this Current Report on Form 8-K, including Exhibits
         99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item  9.01  Financial Statements and Exhibits

                  (c)      Exhibits

                           99.1 October 11, 2004 NS Group, Inc. Press Release

                           99.2 October 11, 2004 NS Group, Inc. Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NS GROUP, INC.

Date: October 12, 2004                     By:  /s/ Thomas J. Depenbrock
                                           -----------------------------
                                           Thomas J. Depenbrock
                                           Vice President-Finance, Treasurer and
                                           Chief Financial Officer



                                  EXHIBIT INDEX


No.                        Exhibit
---                        -------
99.1                       October 11, 2004 NS Group, Inc. Press Release
99.2                       October 11, 2004 NS Group, Inc. Press Release